United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-21822

(Investment Company Act File Number)

Federated Hermes Managed Pool Series

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Hermes Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/23

Date of Reporting Period: 11/30/23

Item 1.	Reports to Stockholders

Annual Shareholder Report
November 30, 2023

Ticker | FIBPX

Federated Hermes International Bond Strategy Portfolio

A Portfolio of Federated Hermes Managed Pool Series

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Management’s Discussion of Fund Performance (unaudited)
The total return of Federated Hermes International Bond Strategy Portfolio (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2023, was 4.36%. The total return of the Fund’s blended benchmark (“Blended Index”)1 was 4.68% for the same period. The performance of the Bloomberg Emerging Markets Seasoned ex Aggregate/Eurodollar Index (BEMSAE),2 the Fund’s broad-based securities market index, was 10.02%. The Fund’s total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and expenses which were not reflected in the total returns of the Blended Index.
The Fund’s investment strategy focused on four central factors: (1) the currency denomination of the selected securities; (2) the effective duration3 of the portfolio; (3) yield curve;4 and (4) country/sector selection.5 These market elements were the most significant factors affecting the Fund’s performance relative to the Blended Index.
MARKET OVERVIEW
Overall, this latest twelve-month reporting period invoked many parallels from 2022, but it is important to note that there were also substantial differences. Notably, global economic momentum deteriorated markedly in both the U.S. and abroad. Inflation, although still elevated in many regions, eased considerably as of the end of the reporting period.
Early in the reporting period, transitory inflation was Wall Street’s darling catchphrase. Then as 2023 commenced, sticky inflation captivated investors’ focus and their reaction functions. As the reporting period neared its close, higher for longer became the undisputed narrative that shaped risk premiums across global asset classes. Except for Japan, all the world’s major central banks adopted a monetary mantra of maintaining generational high borrowing costs for an unspecified period of time. By late summer, this subtle change in monetary verbiage infused as much volatility into bond, equity and foreign exchange valuations as the actual rate increases themselves. Global bond yields reached new highs, equity bourses endured their worst period of the year, and demand for U.S. dollars (USD) was unmatched. With one month left to the fiscal year, market dynamics shifted dramatically on the prospect that recessionary risks in the U.S. would be averted. Falling inflation statistics followed by a series of balanced growth measurements fanned expectations that the U.S. Federal Reserve (the “Fed”) was finally done raising borrowing costs and that a soft economic landing was attainable. These sequential developments ushered in the biggest monthly gain for global bonds since the 2008 financial crisis. For instance, the Global Aggregate Total Return Bond Index gained 5.04% in November alone. Moreover, global stock markets enjoyed their best month in three years and the USD forfeited the bulk of its 2023 gains. November may have been the last month of the reporting period, but it also proved to be an early holiday gift for global investors.
From a nominal perspective, economic activity in Europe remained largely weak but began to stabilize as the reporting period drew to a close. For instance, Euro area retail demand fell marginally in November, but the overall trend was largely flat after steep declines in the prior months. The European Purchasing Managers’ Index (PMI), which had been in freefall for months, ticked up marginally by September but overall remained in contraction territory (47.1). The PMI data continued to suggest that the bulk of Europe’s stagflation concerns were largely driven around the core economies, namely Germany and France. Euro area third quarter Gross Domestic Product estimates continued to show that activity in the region had broadly stalled and employment data remained broadly flat. Lastly, the leading survey of German economic activity (IFO) also pointed towards stabilization, but like PMI, remained in very weak territory (85.7).
Euro area Inflation statistics were very promising during the reporting season; this was largely a consequence of historic monetary tightening by the European Central Bank (ECB). Eurozone headline HICP (harmonized inflation) dropped substantially in the 12-month reporting period from nearly 11% to 2.4%. The ECB hiked key interest rates a record ten times during the fiscal year and finally reached a pause in October. The peak to European key rates is widely believed to have been reached at 4%. However, the ECB continued to stress vigilance and the willingness to hike rates further should oncoming economic data require it. However, the pathway for additional ECB hikes seems extremely narrow given the anemic growth and PMI levels.
British economic activity was a tale of two hands during the reporting period and placed the Bank of England’s (BoE) monetary mandate in a most unenviable position. United Kingdom (UK) wage growth continued to surge towards 8% and business confidence remained fairly upbeat, but PMI data began to moderate into contraction territory as the period progressed. Meanwhile, unemployment began to tick up and core inflation registered a meaningful drop to 6.2% (year over year) as the reporting season drew to a close. On one hand, the BoE had a bounty of evidence to raise interest rates further, but the other hand warned of approaching recession risks. Given this delicate backdrop, the BoE had little choice but to join the higher for longer chorus. Specifically, the Monetary Policy Committee left rates unchanged at 5.25% as the reporting period ended.
Annual Shareholder Report

All told, the USD’s valuation was mixed during the reporting period. Its performance was equally divided among its G10 peers. By late summer, the USD seemingly dominated most other currencies. The reason behind this dominance was threefold. At the time, growth differentials, interest rate differentials and volatility all aligned themselves with the USD. Economic momentum in both Europe and the UK were clearly flagging a slowdown to growth–the U.S. was not. Additionally, both the ECB and the BoE had arguably reached their respective peak interest rates; the Fed was still a question mark at the time. However, the USD’s valuation was extremely correlated to the direction of U.S. yields for practically the entire reporting cycle. It was no coincidence that the USD’s formidable summer run reversed abruptly in the final month of the period alongside the dramatic drop in U.S. borrowing costs.
CURRENCY DENOMINATION
Early in the reporting period, the Fund concentrated on overweight currency allocations to commodity linked economies such as Australia and Canada, which greatly benefited from the prospects of China reopening its economy after a prolonged shutdown due to the pandemic. An underweight allocation to the Polish zloty bettered performance mainly due to generalized USD strength that lasted throughout the summer months. A strategic overweight allocation to the Japanese yen detracted from overall Fund performance relative to the Blended Index as the Bank of Japan was reluctant to raise interest rates despite elevated inflation which had reached a 30-year high in the country. At various points, currency foreign exchange forwards were utilized to remove currency related volatility from underlying security valuations. Additionally, the Fund utilized currency forwards, namely in the Japanese yen, to align the Fund’s yen allocation with its associated index due to a substantial underweight to Japanese Government bonds.
DURATION and yield curve
The Fund’s weighted average duration at the end of the reporting period was 5.79 years. Fund duration is effectively the Fund’s sensitivity to movements in interest rates. The lower the duration, the less the net asset value of the Fund will fluctuate due to changes in interest rates. Duration management was also an active process that generally maintained higher duration thresholds across global regions, including the U.S., Germany and the UK. Rising global yields did not bode well for long duration allocations. Consequently, duration management diminished overall Fund performance relative to the Blended Index. Lastly, yield curve management had a positive effect on overall Fund performance relative to the Blended Index. Treasury futures6 were used to for duration and yield curve management and had minimal impact on performance.
COUNTRY/Sector SELECTION
Country/sector allocation decisions contributed modestly to Fund performance relative to the Blended Index. Specifically, an overweight position in emerging market countries, namely Mexico and Brazil, bettered overall performance relative to the Blended Index.
1
 The Blended Index is a custom blended index comprised of 50% of the Bloomberg Emerging Markets Seasoned ex Aggregate/Eurodollar Index (BEMSAE) and 50% of the J.P. Morgan Global (ex-U.S.) Government Bond Index (JPMGXUS). Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the Blended Index.
2
 Please see the footnotes to the line graph under “Fund Performance and Growth of a $10,000 Investment” below for the definition of, and more information about, the BEMSAE.
3
 Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.
4
 Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices. The yield curve is a graph showing the comparative yields of securities in a particular class according to maturity. Securities on the long end of the yield curve have longer maturities.
5
 International investing involves special risks including currency risk, increased volatility, political risks and differences in auditing and other financial standards. Prices of emerging market securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
6
 The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Hermes International Bond Strategy Portfolio (the “Fund”) from November 30, 2013 to November 30, 2023, compared to a blend of indexes comprised of 50% Bloomberg Emerging Markets Seasoned ex Aggregate/Eurodollar Index (BEMSAE)2 and 50% J.P. Morgan Global (ex-U.S.) Government Bond Index (JPMGXUS)3 (the “Blended Index”).4
GROWTH OF A $10,000 INVESTMENT
Growth of $10,000 as of November 30, 2023

Average Annual Total Returns for the Period Ended 11/30/2023
	1 Year	5 Years	10 Years
Fund	4.36%	0.18%	0.98%
BEMSAE	10.02%	1.53%	3.26%
JPMGXUS	-0.54%	-3.57%	-1.96%
Blended Index	4.68%	-0.92%	0.73%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedHermes.com/us or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 Represents a hypothetical investment of $10,000 in the Fund. The Fund’s performance assumes the reinvestment of all dividends and distributions. The BEMSAE, JPMGXUS and the Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

 The BEMSAE is the emerging markets debt component of the Bloomberg US Universal Bond Index and is generally at least 80% noninvestment-grade. The index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3
 The JPMGXUS is a broad measure of bond performance in developed countries, excluding the U.S. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4
 The Blended Index is a custom blended index comprised of 50% of the BEMSAE and 50% of the JPMGXUS.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)
At November 30, 2023 the Fund’s issuer country and currency exposure composition1 were as follows:
Country	Country Exposure as a Percentage of Total Net Assets[2],[3]	Currency Exposure as a Percentage of Total Net Assets3,[4]
Japan	9.5%	21.8%
France	6.9%	—
Turkey	6.6%	—
Mexico	6.4%	-0.4%
United Kingdom	6.1%	5.4%
Brazil	5.2%	0.2%
Germany	4.9%	—
Colombia	4.3%	—
Italy	4.0%	—
Spain	3.9%	—
Argentina	3.5%	—
South Africa	2.1%	—
Canada	2.0%	2.0%
Oman	2.0%	—
Bahrain	1.8%	—
Netherlands	1.7%	—
Nigeria	1.5%	—
Belgium	1.4%	—
China	1.4%	0.3%
United States	1.3%	45.5%
Dominican Republic	1.2%	—
Israel	1.2%	—
Other[5]	13.7%	1.0%
Euro	—	18.5%
Norway	—	-1.7%
SUB-TOTAL	92.6%	92.6%
Cash Equivalents[6]	6.3%	6.3%
Derivative Contracts[7,8]	0.0%	0.0%
Other Assets and Liabilities—Net[9]	1.1%	1.1%
TOTAL	100%	100%
Annual Shareholder Report

1
The fixed-income securities of some issuers may not be denominated in the currency of the issuer’s designated country. Therefore, the two columns above
“Country Exposure as a Percentage of Total Net Assets” and “Currency Exposure as a Percentage of Total Net Assets” may not be equal.

2
This column depicts the Fund’s exposure to various countries through its investment in foreign fixed-income securities, along with the Fund’s holdings of cash equivalents and other assets and liabilities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company has registered the security. However, the Fund’s Adviser may allocate the company to a country based on other factors such as the location of the company’s head office, the jurisdiction of the company’s incorporation, the location of the principal trading market for the company’s securities or the country from which a majority of the company’s revenue is derived.

3
As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.

4
This column depicts the Fund’s exposure to various currencies through its investment in foreign fixed-income securities, currency derivative contracts and foreign exchange contracts (which for purposes of this report includes any currency options sold by the Fund and currency forward contracts).

5	This line depicts the Fund’s exposure to various countries, each of which represents less than 1.0% of the Fund’s Total Net Assets.
6
Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See the Statement of Assets and Liabilities for information regarding the Fund’s foreign cash position.

7
Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund’s performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract’s significance to the portfolio. More complete information regarding the Fund’s direct investment in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.

8	Represents less than 0.1%.
9	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments
November 30, 2023
Principal Amount, Shares or Contracts		Value in U.S. Dollars
	BONDS—41.5%
	AUSTRALIAN DOLLAR—0.7%
	Sovereign—0.7%
130,000	Australia, Government of, Sr. Unsecd. Note, Series 148, 2.750%, 11/21/2027	$ 81,886
130,000	Australia, Government of, Sr. Unsecd. Note, Series 160, 1.000%, 12/21/2030	68,981
	TOTAL	150,867
	BRITISH POUND—5.9%
	Sovereign—5.9%
140,000	United Kingdom Gilt, Sr. Unsecd. Note, 0.375%, 10/22/2030	138,190
160,000	United Kingdom, Government of, 3.250%, 1/22/2044	164,846
210,000	United Kingdom, Government of, 4.250%, 12/7/2027	266,372
150,000	United Kingdom, Government of, Unsecd. Deb., 1.625%, 10/22/2028	169,420
230,000	United Kingdom, Government of, Unsecd. Note, 1.500%, 7/22/2047	159,500
310,000	United Kingdom, Government of, Unsecd. Note, 4.250%, 6/7/2032	396,154
	TOTAL	1,294,482
	CANADIAN DOLLAR—2.0%
	Sovereign—2.0%
190,000	Canada, Government of, 5.750%, 6/1/2033	164,236
65,000	Canada, Government of, Series WL43, 5.750%, 6/1/2029	53,090
300,000	Canada, Government of, Unsecd. Note, 2.250%, 6/1/2025	214,476
	TOTAL	431,802
	EURO—22.6%
	Sovereign—22.6%
110,000	Belgium, Government of, Series 74, 0.800%, 6/22/2025	115,564
210,000	Belgium, Government of, Sr. Unsecd. Note, Series 86, 1.250%, 4/22/2033	196,062
195,000	France, Government of, 0.500%, 5/25/2025	204,399
240,000	France, Government of, 2.750%, 10/25/2027	261,280
340,000	France, Government of, 5.750%, 10/25/2032	450,271
220,000	France, Government of, Bond, 4.500%, 4/25/2041	274,523
190,000	France, Government of, O.A.T., 5.500%, 4/25/2029	234,718
120,000	France, Government of, Unsecd. Note, 2.000%, 5/25/2048	98,966
75,000	Germany, Government of, 2.500%, 7/4/2044	78,772
100,000	Germany, Government of, Bond, Series 03, 4.750%, 7/4/2034	131,385
240,000	Germany, Government of, Unsecd. Deb., 0.500%, 2/15/2028	241,878
220,000	Germany, Government of, Unsecd. Note, 1.000%, 5/15/2038	191,994
255,000	Germany, Government of, Unsecd. Note, 1.000%, 8/15/2024	272,700
150,000	Germany, Government of, Unsecd. Note, 2.100%, 11/15/2029	160,962
190,000	Italy, Government of, Sr. Unsecd. Note, 1.650%, 3/1/2032	173,954
210,000	Italy, Government of, Sr. Unsecd. Note, 4.750%, 9/1/2028	241,076
280,000	Italy, Government of, Unsecd. Note, 1.600%, 6/1/2026	292,452
200,000	Italy, Government of, Unsecd. Note, 3.250%, 9/1/2046	176,163
50,000	Netherlands, Government of, Unsecd. Note, 0.250%, 7/15/2025	52,112
80,000	Netherlands, Government of, Unsecd. Note, 0.750%, 7/15/2027	81,504
225,000	Netherlands, Government of, Unsecd. Note, 2.500%, 1/15/2033	239,915
220,000	Spain, Government of, 4.200%, 1/31/2037	251,641
170,000	Spain, Government of, Sr. Unsecd. Note, 1.500%, 4/30/2027	176,023
145,000	Spain, Government of, Sr. Unsecd. Note, 1.950%, 7/30/2030	146,484
110,000	Spain, Government of, Sr. Unsecd. Note, 2.350%, 7/30/2033	109,198
Annual Shareholder Report

Principal Amount, Shares or Contracts		Value in U.S. Dollars
	BONDS—continued
	EURO—continued
	Sovereign—continued
120,000	Spain, Government of, Unsecd. Note, 1.600%, 4/30/2025	$ 127,539
	TOTAL	4,981,535
	JAPANESE YEN—9.5%
	Sovereign—9.5%
60,000,000	Japan, Government of, Sr. Unsecd. Note, Series 114, 2.100%, 12/20/2029	447,288
125,000,000	Japan, Government of, Sr. Unsecd. Note, Series 153, 1.300%, 6/20/2035	885,750
23,000,000	Japan, Government of, Sr. Unsecd. Note, Series 44, 1.700%, 9/20/2044	161,422
50,000,000	Japan, Government of, Sr. Unsecd. Note, Series 58, 0.800%, 3/20/2048	284,116
45,000,000	Japan, Government of, Sr. Unsecd. Note, Series 92, 2.100%, 12/20/2026	322,039
	TOTAL	2,100,615
	MEXICAN PESO—0.8%
	Sovereign—0.8%
3,500,000	Mexico, Government of, Sr. Unsecd. Note, Series M, 5.750%, 3/5/2026	184,871
	TOTAL BONDS (IDENTIFIED COST $10,495,196)	9,144,172
	REPURCHASE AGREEMENTS—6.3%
$ 1,379,000	Interest in $400,000,000 joint repurchase agreement, 5.31% dated 11/30/2023 under which BNP Paribas S.A. will repurchase the securities provided as collateral for $400,059,000 on 12/1/2023. The securities provided as collateral at the end of the period held with BNY Mellon, tri-party agent, were U.S. Treasury with various maturities to 5/15/2051 and the market value of those underlying securities was $408,060,272. (IDENTIFIED COST $1,379,000)	1,379,000
	PURCHASED CALL OPTIONS—0.0%
	Foreign Currency—0.0%
900,000	EUR CALL/JPY PUT, JP Morgan, Notional Amount $1,000,000, Exercise Price $163, Expiration Date 1/5/2024 (IDENTIFIED COST $4,728)	3,910
	PURCHASED PUT OPTIONS—0.0%
	Foreign Currency—0.0%
600,000	EUR PUT/USD CALL, JP Morgan, Notional Amount $500,000, Exercise Price $1.078, Expiration Date 2/28/2024 (IDENTIFIED COST $3,325)	4,676
	TOTAL PURCHASED PUT OPTIONS (IDENTIFIED COST $3,325)	4,676
	INVESTMENT COMPANY—51.7%
1,426,828	Emerging Markets Core Fund (IDENTIFIED COST $13,213,378)	11,400,353
	TOTAL INVESTMENT IN SECURITIES—99.5% (IDENTIFIED COST $25,095,627)[1]	$21,932,111
	OTHER ASSETS AND LIABILITIES - NET—0.5%[2]	110,748
	TOTAL NET ASSETS—100%	$22,042,859
At November 30, 2023, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Value and Unrealized Appreciation
Long Futures:
Euro-Bund Long Futures	1	$143,997	December 2023	$2,562
At November 30, 2023, the Fund had the following outstanding written option contracts:
Counterparty	Description	Number of Contracts	Notional Amount	Expiration Date	Exercise Price	Value
Call Option:
JP Morgan	EUR CALL/USD PUT	(600,000)	$600,000	2/28/2024	$1.124	$(2,005)
(PREMIUMS RECEIVED $2,897)						$(2,005)
Annual Shareholder Report

At November 30, 2023, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contracts Purchased:
12/27/2023	Barclays	$375,000	6,637,122 MXN	$(5,441)
12/27/2023	BNP Paribas	$150,000	1,635,275 NOK	$(1,265)
12/27/2023	BNY Mellon	$300,000	5,472,274 MXN	$(13,672)
12/27/2023	Goldman Sachs	$500,000	5,339,036 NOK	$6,134
12/27/2023	JPMorgan	275,000 EUR	$302,314	$(2,584)
12/27/2023	JPMorgan	$150,000	1,634,454 NOK	$(1,189)
12/27/2023	Morgan Stanley	400,000 CNY	$55,271	$976
12/27/2023	Morgan Stanley	100,000 EUR	$107,156	$1,837
12/27/2023	Morgan Stanley	$300,000	3,309,418 NOK	$(6,125)
12/27/2023	State Street	475,000 BRL	$94,598	$1,594
12/27/2023	State Street	850,000 BRL	$166,457	$5,675
12/27/2023	State Street	850,000 BRL	$167,594	$4,538
2/5/2024	Bank of America	73,903 AUD	$48,101	$834
2/5/2024	BNP Paribas	27,156 AUD	$17,523	$458
2/5/2024	BNP Paribas	85,284 GBP	$106,067	$1,658
2/5/2024	BNY Mellon	16,387 CHF	$18,384	$472
2/5/2024	BNY Mellon	7,027,814 JPY	$47,135	$799
2/5/2024	Citibank	55,115 CAD	$40,103	$557
2/5/2024	Citibank	105,507 EUR	$113,304	$1,893
2/5/2024	Citibank	31,382 GBP	$38,608	$1,030
2/5/2024	HSBC	26,362 AUD	$16,780	$675
2/5/2024	HSBC	29,674 GBP	$35,924	$1,557
2/5/2024	JPMorgan	285,110 EUR	$311,074	$219
2/5/2024	JPMorgan	20,340,450 JPY	$136,715	$2,019
2/5/2024	Morgan Stanley	150,986 CAD	$110,116	$1,271
2/5/2024	Morgan Stanley	44,355 CHF	$50,415	$622
2/5/2024	Morgan Stanley	101,035 EUR	$106,792	$3,521
2/5/2024	State Street	52,983 CAD	$38,220	$868
2/5/2024	State Street	15,636 CHF	$17,369	$622
2/6/2024	Bank of America	585,715 MXN	$33,010	$327
2/6/2024	BNY Mellon	548,242 MXN	$30,002	$1,203
2/6/2024	JPMorgan	1,587,764 MXN	$90,770	$(398)
2/8/2024	Bank of America	$21,000	28,647 CAD	$(135)
2/8/2024	Citibank	$5,250	57,187 NOK	$(46)
2/8/2024	JPMorgan	$5,250	55,802 NOK	$82
2/8/2024	State Street	58,196 EUR	$62,651	$897
2/8/2024	State Street	$9,667	14,691 AUD	$(62)
2/8/2024	State Street	$10,000	16,489 NZD	$(156)
Contracts Sold:
12/27/2023	Bank of America	$125,000	125,000 NOK	$(797)
12/27/2023	Barclays	$100,000	1,078,461 NOK	$(241)
12/27/2023	BNP Paribas	$200,000	2,225,043 NOK	$5,819
12/27/2023	Credit Agricole	507,609 EUR	79,152,744 JPY	$(16,921)
12/27/2023	Credit Agricole	$1,370,000	201,000,852 JPY	$(8,028)
12/27/2023	JPMorgan	350,000 EUR	54,994,184 JPY	$(8,836)
12/27/2023	JPMorgan	80,000 GBP	$97,503	$(3,520)
12/27/2023	JPMorgan	$270,000	40,133,864 JPY	$1,945
12/27/2023	JPMorgan	$300,000	3,332,941 NOK	$8,301
12/27/2023	Morgan Stanley	$120,000	2,199,592 MXN	$6,081
12/27/2023	State Street	475,000 BRL	$93,147	$(3,045)
Annual Shareholder Report

Settlement Date	Counterparty	Foreign Currency Units to Receive/Deliver	In Exchange For	Unrealized Appreciation/ (Depreciation)
12/27/2023	State Street	1,700,000 BRL	$333,008	$(11,256)
12/27/2023	State Street	460,000 EUR	$489,036	$(12,330)
12/27/2023	State Street	$255,000	4,597,595 MXN	$8,535
2/5/2024	Bank of America	127,421 AUD	$83,814	$(558)
2/5/2024	Bank of America	259,084 CAD	$189,431	$(1,703)
2/5/2024	Bank of America	76,378 CHF	$87,199	$(685)
2/5/2024	Bank of America	27,368,264 JPY	$187,243	$576
2/5/2024	Morgan Stanley	146,340 GBP	$183,463	$(1,381)
2/5/2024	Wells Fargo	491,652 EUR	$538,973	$2,169
2/6/2024	BNP Paribas	2,721,721 MXN	$156,340	$1,425
2/8/2024	Credit Agricole	29,098 EUR	$31,662	$(112)
2/8/2024	Credit Agricole	$62,500	9,234,186 JPY	$510
2/8/2024	Credit Agricole	$10,500	116,516 NOK	$291
2/8/2024	HSBC	6,700 GBP	12,718 AUD	$(41)
2/8/2024	HSBC	6,700 GBP	13,875 NZD	$83
2/8/2024	JPMorgan	14,549 EUR	$16,028	$141
2/8/2024	JPMorgan	$9,667	14,855 AUD	$170
2/8/2024	JPMorgan	$10,500	14,442 CAD	$155
2/8/2024	Morgan Stanley	$10,000	16,767 NZD	$327
2/8/2024	State Street	$10,500	14,360 CAD	$94
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(21,567)
Net Unrealized Appreciation (Depreciation) on Futures Contracts, Foreign Exchange Contracts and the value of Written Option Contracts are included in “Other Assets and Liabilities—Net.”
Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended November 30, 2023, were as follows:
Emerging Markets Core Fund
Value as of 11/30/2022	$6,499,592
Purchases at Cost	$12,431,494
Proceeds from Sales	$(7,800,000)
Change in Unrealized Appreciation/Depreciation	$169,289
Net Realized Gain/(Loss)	$99,978
Value as of 11/30/2023	$11,400,353
Shares Held as of 11/30/2023	1,426,828
Dividend Income	$729,486
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund invests in a portfolio of Federated Hermes Core Trust (“Core Trust”), which is managed by the Federated Investment Management Company (the “Adviser”). Core Trust is an open-end management company, registered under the Act, available only to registered investment companies and other institutional investors. The investment objective of Emerging Markets Core Fund (EMCOR), a portfolio of Core Trust, is to achieve a total return on its assets. EMCOR’s secondary objective is to achieve a high level of income. Distributions of net investment income from EMCOR are declared daily and paid monthly. Capital gain distributions, if any, from EMCOR are declared and paid annually, and are recorded by the Fund as capital gains. At November 30, 2023, EMCOR represents 50.1% of the Fund’s net assets. Therefore the performance of the Fund is directly affected by the performance of EMCOR. Federated Hermes, Inc. (“Federated Hermes”) receives no advisory or administrative fees from EMCOR. Copies of the EMCOR financial statements are available on the EDGAR Database on the SEC’s website or upon request from the Fund.
1	The cost of investments for federal tax purposes amounts to $25,098,050.
2	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2023.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Annual Shareholder Report

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2023, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Debt Securities:
Bonds	$—	$9,144,172	$—	$9,144,172
Purchased Call Options	—	3,910	—	3,910
Purchased Put Options	—	4,676	—	4,676
Investment Company	11,400,353	—	—	11,400,353
Repurchase Agreements	—	1,379,000	—	1,379,000
TOTAL SECURITIES	$11,400,353	$10,531,758	$—	$21,932,111
Other Financial Instruments:
Assets
Futures Contracts	$2,562	$—	$—	$2,562
Foreign Exchange Contracts	—	78,960	—	78,960
Liabilities
Written Call Options	—	(2,005)	—	(2,005)
Foreign Exchange Contracts	—	(100,527)	—	(100,527)
TOTAL OTHER FINANCIAL INSTRUMENTS	$2,562	$(23,572)	$—	$(21,010)

The following acronym(s) are used throughout this portfolio:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CNY	—Chinese Yuan Renminbi
EUR	—Euro
GBP	—Great British Pound
JPY	—Japanese Yen
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
USD	—United States Dollar
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.70	$14.83	$15.59	$14.75	$14.01
Income From Investment Operations:
Net investment income[1]	0.57	0.52	0.62	0.51	0.53
Net realized and unrealized gain (loss)	(0.06)	(2.94)	(1.05)	0.83	0.81
Total from Investment Operations	0.51	(2.42)	(0.43)	1.34	1.34
Less Distributions:
Distributions from net investment income	—	(0.71)	(0.33)	(0.50)	(0.60)
Net Asset Value, End of Period	$12.21	$11.70	$14.83	$15.59	$14.75
Total Return[2]	4.36%	(17.16)%	(2.90)%	9.34%	9.92%
Ratios to Average Net Assets:
Net expenses[3,4]	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income	4.81%	3.95%	4.01%	3.49%	3.66%
Expense waiver/reimbursement[5]	1.54%	0.94%	0.49%	0.93%	1.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$22,043	$13,251	$62,853	$52,037	$23,369
Portfolio turnover[6]	76%	15%	53%	69%	52%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	See Note 5, Investment Adviser Fee and Other Transactions with Affiliates.
5
This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/
reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2023

Assets:
Investment in securities, at value including $11,400,353 of investment in an affiliated holding* (identified cost $25,095,627, including $13,213,378 of identified cost in an affiliated holding)	$21,932,111
Cash denominated in foreign currencies (identified cost $162,130)	162,087
Cash	966
Income receivable	96,354
Unrealized appreciation on foreign exchange contracts	78,960
Receivable for shares sold	37,699
Receivable for investments sold	3,331
Due from broker (Note 2)	2,835
Total Assets	22,314,343
Liabilities:
Unrealized depreciation on foreign exchange contracts	$100,527
Payable for portfolio accounting fees	89,809
Payable for auditing fees	33,015
Payable for custodian fees	20,586
Payable for share registration costs	5,912
Payable for shares redeemed	5,383
Payable for investments purchased	3,755
Payable to adviser (Note 5)	2,020
Written options outstanding, at value (premium received $2,897)	2,005
Payable for variation margin on futures contracts	457
Accrued expenses (Note 5)	8,015
TOTAL LIABILITIES	271,484
Net assets for 1,805,781 shares outstanding	$22,042,859
Net Assets Consist of:
Paid-in capital	$32,019,267
Total distributable earnings (loss)	(9,976,408)
TOTAL NET ASSETS	$22,042,859
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$22,042,859 ÷ 1,805,781 shares outstanding, no par value, unlimited shares authorized	$12.21

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2023

Investment Income:
Interest	$204,265
Dividends received from an affiliated holding*	729,486
TOTAL INCOME	933,751
Expenses:
Administrative fee (Note 5)	$15,954
Custodian fees	32,507
Transfer agent fees	4,134
Directors’/Trustees’ fees (Note 5)	1,374
Auditing fees	35,330
Legal fees	12,154
Portfolio accounting fees	139,710
Share registration costs	24,111
Printing and postage	19,540
Miscellaneous (Note 5)	14,500
TOTAL EXPENSES	299,314
Reimbursement of other operating expenses (Note 5)	(299,314)
Net expenses	—
Net investment income	933,751
Realized and Unrealized Gain (Loss) on Investments, Foreign Exchange Contracts, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions:
Net realized loss on investments (including net realized gain of $99,978 on sales of investments in an affiliated holding*) and foreign currency transactions	(419,351)
Net realized loss on foreign exchange contracts	(293,008)
Net realized loss on futures contracts	(2,586)
Net realized gain on written options	5,707
Net realized loss on swap contracts	(2,668)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency (including net change in unrealized depreciation of $169,289 of investments in an affiliated holding*)	565,101
Net change in unrealized appreciation of foreign exchange contracts	(69,459)
Net change in unrealized appreciation of futures contracts	2,562
Net change in unrealized appreciation of written options	892
Net realized and unrealized gain (loss) on investments, foreign exchange contracts, futures contracts, written options, swap contracts and foreign currency transactions	(212,810)
Change in net assets resulting from operations	$720,941

*	See information listed after the Fund’s Portfolio of Investments.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2023	2022
Increase (Decrease) in Net Assets
Operations:
Net investment income	$933,751	$1,257,415
Net realized loss	(711,906)	(8,198,968)
Net change in unrealized appreciation/depreciation	499,096	(337,925)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	720,941	(7,279,478)
Distribution to Common Shareholders	—	(2,996,216)
Share Transactions:
Proceeds from sale of shares	22,662,260	13,023,781
Net asset value of shares issued to shareholders in payment of distributions declared	—	110,582
Cost of shares redeemed	(14,591,542)	(52,460,725)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	8,070,718	(39,326,362)
Change in net assets	8,791,659	(49,602,056)
Net Assets:
Beginning of period	13,251,200	62,853,256
End of period	$22,042,859	$13,251,200
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2023
1. ORGANIZATION
Federated Hermes Managed Pool Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of five portfolios. The financial statements included herein are only those of Federated Hermes International Bond Strategy Portfolio (the “Fund”), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to achieve total return on its assets, by investing primarily in foreign government and corporate bonds in both developed and emerging markets.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾
Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾
Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by Federated Investment Management Company (the “Adviser”).
◾
Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾
Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
◾
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Act, the Fund’s Board of Trustees (the “Trustees”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
Annual Shareholder Report

The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾
With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾
Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾
Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund’s custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Repurchase agreements are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated above, the cash or securities to be repurchased, as shown on the Portfolio of Investments, exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Amortization/accretion of premium and discount is included in investment income. The detail of the total fund expense reimbursement of $299,314 is disclosed in Note 5.
Federal Taxes
It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code of 1986 (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2023, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2023, tax years 2020 through 2023 remain subject to examination by the Fund’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Annual Shareholder Report

Swap Contracts
Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a determined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements to seek to increase yield, income and return, and to manage currency risk, duration risk, market risk and yield curve risk. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default.
The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value,” of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of the value and recourse in the event of default or bankruptcy/solvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security. The Fund’s maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” in the Statement of Operations.
Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (the “CCP”) rather than the counterparty. The CCP guarantees the performance of the parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.
At November 30, 2023, the Fund had no open swaps contracts.
The average notional amount of credit default swap contracts held by the Fund throughout the period was $238. This is based on amounts held as of each day throughout the fiscal period.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to seek to increase return and to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas contracts to sell are used to hedge the Fund’s securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to MNA which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amounts, are listed after the Fund’s Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $176,033 and $116,681, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Annual Shareholder Report

Futures Contracts
The Fund purchases and sells financial futures contracts to manage currency, duration and yield curve risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit with a broker, either U.S. government securities or a specified amount of cash, which is shown as due from broker in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. The Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.
Futures contracts outstanding at the year end are listed after the Fund’s Portfolio of Investments.
The average notional value of long futures contracts held by the Fund throughout the period was $740,839. This is based on amounts held as of each month-end throughout the fiscal period.
Option Contracts
The Fund buys or sells put and call options to manage currency, duration and market risk. The seller (writer) of an option receives a payment or premium, from the buyer, which the writer keeps regardless of whether the buyer exercises the option. When the Fund writes a put or call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the underlying reference instrument. When the Fund purchases a put or call option, an amount equal to the premium paid is recorded as an increase to the cost of the investment and subsequently marked to market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. Premiums received/paid for writing/purchasing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying reference instrument to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Options can trade on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. This protects investors against potential defaults by the counterparty.
Option contracts are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Purchased option contracts outstanding at the year end are listed after the Fund’s Portfolio of Investments and written option contracts outstanding at the year end are listed after the Fund’s Portfolio of Investments
The average market value of purchased put and call options held by the Fund throughout the period was $906 and $3,250, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
The average market value of written put and call options held by the Fund throughout the period was $489 and $405, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Adviser.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$78,960	Unrealized depreciation on foreign exchange contracts	$100,527
Interest rate contracts	Receivable for variation margin on futures contracts	2,562*	Payable for variation margin on futures contracts	—
Annual Shareholder Report

Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Purchased Options within Investment in securities, at value	$8,586	Written Options Outstanding, at value	$2,005
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$90,108		$102,532

*
Includes net cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2023
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Swap Contracts	Futures Contracts	Foreign Exchange Contracts	Purchased Options Contracts[1]	Written Options Contracts	Total
Interest rate contracts	$—	$(2,586)	$—	$—	$—	$(2,586)
Foreign exchange contracts	—	—	(293,008)	(7,060)	5,707	(294,361)
Credit contracts	(2,668)	—	—	—	—	(2,668)
TOTAL	$(2,668)	$(2,586)	$(293,008)	$(7,060)	$5,707	$(299,615)

1	The net realized loss on Purchased Options is found within the Net realized loss on investments and foreign currency transactions on the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Foreign Exchange Contracts	Purchased Options Contracts[1]	Written Options Contracts	Total
Interest rate contracts	$2,562	$—	$—	$—	$2,562
Foreign exchange contracts	—	(69,459)	533	892	(68,034)
TOTAL	$2,562	$(69,459)	$533	$892	$(65,472)

1
The net change in unrealized appreciation of Purchased Options is found within the net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency on the Statement of Operations.

Annual Shareholder Report

As indicated above, certain derivative investments are transacted subject to MNA. These agreements permit the Fund to offset with a counterparty certain derivative payables and/or receivables with collateral held and create one single net payment in the event of default or termination of the agreement by either the Fund or the counterparty. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As of November 30, 2023, the impact of netting assets and liabilities and the offsetting of collateral pledged or received based on MNA are detailed below:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Transaction	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Received	Net Amount
Purchased options contracts	$8,586	$—	$—	$8,586
Foreign exchange contracts	78,960	(49,724)	—	29,236
TOTAL	$87,546	$(49,724)	$—	$37,822

Transaction	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument	Collateral Pledged	Net Amount
Written options contracts	$2,005	$—	$—	$2,005
Foreign exchange contracts	100,527	(49,724)	—	50,803
TOTAL	$102,532	$(49,724)	$—	$52,808
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ materially from those estimated. The Fund applies investment company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	Year Ended 11/30/2023	Year Ended 11/30/2022
Shares sold	1,891,596	1,017,088
Shares issued to shareholders in payment of distributions declared	—	7,787
Shares redeemed	(1,218,308)	(4,129,609)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	673,288	(3,104,734)
4. FEDERAL TAX INFORMATION
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2023 and 2022, was as follows:
	2023	2022
Ordinary income[1]	$—	$2,996,216

1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
As of November 30, 2023, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$761,631
Net unrealized depreciation	$(3,165,047)
Capital loss carryforwards	$(7,578,836)
Other timing differences	$5,844
TOTAL	$(9,976,408)
Annual Shareholder Report

At November 30, 2023, the cost of investments for federal tax purposes was $25,098,050. The net unrealized depreciation of investments for federal tax purposes was $3,165,047. This consists of unrealized appreciation from investments for those securities having an excess of value over cost of $47,117 and unrealized depreciation from investments for those securities having an excess of cost over value of $3,212,164. The amounts presented are inclusive of derivative contracts. The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, discount accretion/premium amortization on debt securities, partnership adjustments and mark to market of derivative instruments.
As of November 30, 2023, the Fund had a capital loss carryforward of $7,578,836 which will reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, these net capital losses retain their character as either short-term or long-term and do not expire.
The following schedule summarizes the Fund’s capital loss carryforwards:
Short-Term	Long-Term	Total
$1,077,736	$6,501,100	$7,578,836
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The Adviser provides investment adviser services at no fee because all eligible investors are: (1) in separately managed or wrap-free programs, who often pay a single aggregate fee to the wrap program sponsor for all costs and expenses of the wrap-free programs; or (2) in certain other separately managed accounts and discretionary investment accounts. The Adviser has contractually agreed to reimburse all expenses of the Fund, excluding extraordinary expenses. Acquired Fund Fees and Expenses are not direct obligations of the Fund and are not contractual reimbursements under the investment advisory contract. For the year ended November 30, 2023, the Adviser reimbursed $299,314 of other operating expenses.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2023, the annualized fee paid to FAS was 0.082% of average daily net assets of the Fund.
In addition, FAS may charge certain out-of-pocket expenses to the Fund.
Directors’/Trustees’ and Miscellaneous Fees
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Independent Directors’/Trustees’ fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. These expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2023, were as follows:
Purchases	$21,821,415
Sales	$13,395,154
7. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other funds advised by subsidiaries of Federated Hermes, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2023, there were no outstanding loans. During the year ended November 30, 2023, the program was not utilized.
Annual Shareholder Report

8. LINE OF CREDIT
The Fund participates with certain other Federated Hermes Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement dated June 21, 2023. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of (i) the federal funds effective rate, (ii) the published secured overnight financing rate plus an assigned percentage, and (iii) 0.0%, plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of November 30, 2023, the Fund had no outstanding loans. During the year ended November 30, 2023, the Fund did not utilize the LOC.
9. INDEMNIFICATIONS
Under the Fund’s organizational documents, its Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund (other than liabilities arising out of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties to the Fund). In addition, in the normal course of business, the Fund provides certain indemnifications under arrangements with third parties. Typically, obligations to indemnify a third party arise in the context of an arrangement entered into by the Fund under which the Fund agrees to indemnify such third party for certain liabilities arising out of actions taken pursuant to the arrangement, provided the third party’s actions are not deemed to have breached an agreed-upon standard of care (such as willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the contract). The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet arisen. The Fund does not anticipate any material claims or losses pursuant to these arrangements at this time, and accordingly expects the risk of loss to be remote.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF FEDERATED HERMES MANAGED POOL SERIES AND SHAREHOLDERS OF FEDERATED HERMES INTERNATIONAL BOND STRATEGY PORTFOLIO:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Federated Hermes International Bond Strategy Portfolio (the “Fund”) (one of the portfolios constituting Federated Hermes Managed Pool Series (the “Trust”)), including the portfolio of investments, as of November 30, 2023, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Federated Hermes Managed Pool Series ) at November 30 , 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Federated Hermes investment companies since 1979.
Boston, Massachusetts
January 23, 2024
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including to the extent applicable, management fees, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2023 to November 30, 2023.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 6/1/2023	Ending Account Value 11/30/2023	Expenses Paid During Period[1]
Actual	$1,000.00	$1,033.00	$0.00
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,025.07	$0.00

1
Expenses are equal to the Fund’s annualized net expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). Federated Investment Management Company, the Adviser, has contractually agreed to reimburse all operating expenses excluding extraordinary expenses and expenses allocated from affiliated holdings, incurred by the Fund. This agreement has no fixed term.

Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2023, the Trust comprised six portfolio(s), and the Federated Hermes Fund Family consisted of 33 investment companies (comprising 101 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Fund Family and serves for an indefinite term. The Fund’s Statement of Additional Information includes additional information about the Trust and the Trustees and is available, without charge and upon request, by calling 1-800-341-7400, Option #4.
Interested TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: October 2005
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund
Family; Director or Trustee of the Funds in the Federated Hermes Fund Family; President, Chief Executive Officer and
Director, Federated Hermes, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated
Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman and Trustee,
Federated Equity Management Company of Pennsylvania; Trustee, Federated Shareholder Services Company; Director,
Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated
Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd; Chairman,
Passport Research, Ltd.

John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Fund
Family; Director or Trustee of certain of the Funds in the Federated Hermes Fund Family; Director and Vice President,
Federated Hermes, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity
Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling,
Federated Investment Management Company, and Federated MDTA LLC; Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and
CEO of Passport Research, Ltd.; Director and President, Technology, Federated Services Company.

*
 Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
INDEPENDENT TRUSTEES Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee and Chair of the Board of Directors or Trustees of the Federated Hermes Fund
Family; formerly, Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee, Member of the Compensation Committee, Equifax, Inc.;
Lead Director, Member of the Audit and Nominating and Corporate Governance Committees, Haverty Furniture Companies,
Inc.; formerly, Director, Member of Governance and Compensation Committees, Publix Super Markets, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career.
Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP (public accounting firm). Mr. Hough serves on the President’s Cabinet and Business School Board of Visitors for the University of Alabama.
Mr. Hough previously served on the Business School Board of Visitors for Wake Forest University, and he previously served as an Executive Committee member of the United States Golf Association.

Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Adjunct Professor of Law, Emerita,
Duquesne University School of Law; formerly, Dean of the Duquesne University School of Law and Professor of Law and
Interim Dean of the Duquesne University School of Law; formerly, Associate General Secretary and Director, Office of Church
Relations, Diocese of Pittsburgh.
Other Directorships Held: Director, CNX Resources Corporation (natural gas).
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously held the position of Dean of the School of Law of Duquesne University (as well as
Interim Dean). Judge Lally-Green previously served as Director of the Office of Church Relations and later as Associate
General Secretary for the Diocese of Pittsburgh, a member of the Superior Court of Pennsylvania and as a Professor of Law,
Duquesne University School of Law. Judge Lally-Green was appointed by the Supreme Court of Pennsylvania and previously served on the Supreme Court’s Board of Continuing Judicial Education and the Supreme Court’s Appellate Court Procedural
Rules Committee. Judge Lally-Green was then appointed by the Supreme Court of Pennsylvania and currently serves on the
Judicial Ethics Advisory Board. Judge Lally-Green also currently holds the positions on not for profit or for profit boards of directors as follows: Director and Chair, UPMC Mercy Hospital; Regent, Saint Vincent Seminary; Member, Pennsylvania State
Board of Education (public); Director, Catholic Charities, Pittsburgh; and Director, CNX Resources Corporation (natural gas).
Judge Lally-Green has held the positions of: Director, Auberle; Director, Epilepsy Foundation of Western and Central
Pennsylvania; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; Director and Chair, Catholic High
Schools of the Diocese of Pittsburgh, Inc.; Director, Pennsylvania Bar Institute; Director, Saint Vincent College; Director and
Chair, North Catholic High School, Inc.; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; and Director and
Vice Chair, Saint Francis University.

Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006
Principal Occupations: Director or Trustee and Chair of the Audit Committee of the Federated Hermes Fund Family; Sole
Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity. Mr. O’Neill previously served as Chief
Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and
Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston,
MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director
and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber); and
Director, The Golisano Children’s Museum of Naples, Florida.

Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; formerly, Senior Vice President for Legal
Affairs, General Counsel and Secretary of Board of Directors, Duquesne University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as Senior Vice President for Legal Affairs, General Counsel and Secretary of Board of Directors and Director
of Risk Management and Associate General Counsel, Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and Enterprise Risk as well as Senior Counsel of Environment,
Health and Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC Mercy
Hospital, and as a member of the Board of Directors of Catholic Charities, Pittsburgh.

P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; Retired; formerly, Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh and Executive Vice President and Chief Legal Officer, CONSOL Energy Inc.
(now split into two separate publicly traded companies known as CONSOL Energy Inc. and CNX Resources Corp.).
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of
Pittsburgh. Mr. Richey previously served as Chairman of the Board, Epilepsy Foundation of Western Pennsylvania and
Chairman of the Board, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive
Vice President, CONSOL Energy Inc. and CNX Gas Company; and Board Member, Ethics Counsel and Shareholder, Buchanan
Ingersoll & Rooney PC (a law firm).

John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 2005
Principal Occupations: Director or Trustee of the Federated Hermes Fund Family; President and Director, Heat Wagon, Inc.
(manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career.
Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).

Annual Shareholder Report

OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Fund Family; Senior Vice President,
Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp.; and Assistant Treasurer,
Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Hermes, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors
Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative
Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory
Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management
Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and
Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and
Southpointe Distribution Services, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes
Fund Family. He is General Counsel, Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.;
Trustee and Senior Vice President, Federated Investors Management Company; Trustee and President, Federated
Administrative Services; Director and President, Federated Administrative Services, Inc.; Director and Vice President,
Federated Securities Corp.; Director and Secretary, Federated Private Asset Management, Inc.; Secretary, Federated
Shareholder Services Company; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated
Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated
Hermes, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Fund Family; Vice
President and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries.
Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc.
Prior to joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in
the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division
of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: September 2006
Principal Occupations: Robert J. Ostrowski joined Federated Hermes, Inc. in 1987 as an Investment Analyst and became a
Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes’ taxable fixed-income products in
2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in 2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the
Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: February 2015
Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Hermes Fund Family;
Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated
Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd.
(investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior
Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and
Portfolio Manager, Prudential Investments.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2023
Federated Hermes International Bond Strategy Portfolio (the “Fund”)
At its meetings in May 2023 (the “May Meetings”), the Fund’s Board of Trustees (the “Board”), including those Trustees who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “Independent Trustees”), reviewed and unanimously approved the continuation of the investment advisory contract between the Fund and Federated Investment Management Company (the “Adviser”) (the “Contract”) for an additional one-year term. The Board’s determination to approve the continuation of the Contract reflects the exercise of its business judgment after considering all of the information and factors believed to be relevant and appropriate on whether to approve the continuation of the existing arrangement. The information, factors and conclusions that formed the basis for the Board’s approval are summarized below.
The Board considered that the Fund is distinctive in that it is used to implement particular investment strategies that are offered to investors in certain separately managed or wrap fee accounts or programs, or certain other discretionary investment accounts, and may also be offered to other funds (each, a “Federated Hermes Fund” and, collectively the “Federated Hermes Funds”) advised by the Adviser or its affiliates (collectively, “Federated Hermes”).
In addition, the Board considered that the Adviser does not charge an investment advisory fee for its services, although Federated Hermes may receive compensation for managing assets invested in the Fund.
Information Received and Review Process
At the request of the Independent Trustees, the Fund’s Chief Compliance Officer (the “CCO”) furnished to the Board in advance of its May Meetings an independent written evaluation of the Fund’s management fee (the “CCO Fee Evaluation Report”). The Board considered the CCO Fee Evaluation Report, along with other information, in evaluating the reasonableness of the Fund’s management fee and in determining to approve the continuation of the Contract. The CCO, in preparing the CCO Fee Evaluation Report, has the authority to retain consultants, experts or staff as reasonably necessary to assist in the performance of his duties, reports directly to the Board, and can be terminated only with the approval of a majority of the Independent Trustees. At the request of the Independent Trustees, the CCO Fee Evaluation Report followed the same general approach and covered the same topics as that of the report that had previously been delivered by the CCO in his capacity as “Senior Officer” prior to the elimination of the Senior Officer position in December 2017.
In addition to the extensive materials that comprise and accompany the CCO Fee Evaluation Report, the Board considered information specifically prepared in connection with the approval of the continuation of the Contract that was presented at the May Meetings. In this regard, in the months preceding the May Meetings, the Board requested and reviewed written responses and supporting materials prepared by Federated Hermes in response to requests posed to Federated Hermes by independent legal counsel on behalf of the Independent Trustees encompassing a wide variety of topics, including those summarized below. The Board also considered such additional matters as the Independent Trustees deemed reasonably necessary to evaluate the Contract, which included detailed information about the Fund and Federated Hermes furnished to the Board at its meetings throughout the year and in between regularly scheduled meetings on particular matters as the need arose.
The Board’s consideration of the Contract included review of materials and information covering the following matters, among others: the nature, quality and extent of the advisory and other services provided to the Fund by Federated Hermes; Federated Hermes’ business and operations; the Adviser’s investment philosophy, personnel and processes; the Fund’s investment objectives and strategies; the Fund’s short-term and long-term performance (in absolute terms, both on a gross basis and net of expenses, and relative to the Fund’s particular investment program and a group of its peer funds and/or its benchmark, as appropriate); the Fund’s fees and expenses, including the advisory fee and the overall expense structure of the Fund, with due regard for contractual or voluntary expense limitations (if any); the financial condition of Federated Hermes; the Adviser’s profitability with respect to managing the Fund; distribution and sales activity for the Fund; and the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities (if any).
The Board also considered judicial decisions concerning allegedly excessive investment advisory fees charged to other registered funds in evaluating the Contract. Using these judicial decisions as a guide, the Board observed that the following factors may be relevant to an adviser’s fiduciary duty with respect to its receipt of compensation from a fund: (1) the nature and quality of the services provided by the adviser to the fund and its shareholders, including the performance of the fund, its benchmark and comparable funds; (2) the adviser’s cost of providing the services and the profitability to the adviser of providing advisory services to the fund; (3) the extent to which the adviser may realize “economies of scale” as the fund grows larger and, if such economies of scale exist, whether they have been appropriately shared with the fund and its shareholders or the family of funds; (4) any “fall-out” benefits that accrue to the adviser because of its relationship with the fund, including research services received from brokers that execute fund trades and any fees paid to affiliates of the adviser for services rendered to the fund); (5) comparative fee and expense structures,
Annual Shareholder Report

including a comparison of management fees paid to the adviser with those paid by similar funds managed by the same adviser or other advisers as well as management fees charged to institutional and other advisory clients of the same adviser for what might be viewed as like services; and (6) the extent of care, conscientiousness and independence with which the fund’s board members perform their duties and their expertise,(including whether they are fully informed about all facts the board deems relevant to its consideration of the adviser’s services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for a fund board’s approval of the fund’s investment advisory contract generally align with the factors listed above. The Board was guided by these factors in its evaluation of the Contract to the extent it considered them to be appropriate and relevant, as discussed further below. The Board considered and weighed these factors in light of its substantial accumulated experience in governing the Fund and working with Federated Hermes on matters relating to the oversight of the other Federated Hermes Funds.
In determining to approve the continuation of the Contract, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the continuation of the Contract was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Contract. The Board recognized that its evaluation process is evolutionary and that the factors considered and emphasis placed on relevant factors may change in recognition of changing circumstances in the registered fund marketplace. The Independent Trustees were assisted throughout the evaluation process by independent legal counsel. In connection with their deliberations at the May Meetings, the Independent Trustees met separately in executive session with their independent legal counsel and without management present to review the relevant materials and consider their responsibilities under applicable laws. In addition, senior management representatives of Federated Hermes also met with the Independent Trustees and their independent legal counsel to discuss the materials and presentations furnished to the Board at the May Meetings. The Board considered the approval of the Contract for the Fund as part of its consideration of agreements for funds across the family of Federated Hermes Funds, but its approvals were made on a fund-by-fund basis.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of Federated Hermes dedicated to the Fund. In this regard, the Board evaluated, among other things, the terms of the Contract and the range of services provided to the Fund by Federated Hermes. The Board considered the Adviser’s personnel, investment philosophy and process, investment research capabilities and resources, trade operations capabilities, experience and performance track record. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and Federated Hermes’ ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the trading operations by the Adviser, including the execution of portfolio transactions and the selection of brokers for those transactions. The Board also considered the Adviser’s ability to deliver competitive investment performance for the Fund when compared to the Fund’s benchmark index, which was deemed by the Board to be a useful indicator of how the Adviser is executing the Fund’s investment program.
In addition, the Board considered the financial resources and overall reputation of Federated Hermes and its willingness to consider and make investments in personnel, infrastructure, technology, cybersecurity, business continuity planning and operational enhancements that are designed to benefit the Federated Hermes Funds. The Board noted that the significant acquisition of Hermes Fund Managers Limited by Federated Hermes has deepened Federated Hermes’ investment management expertise and capabilities and expanded its access to analytical resources related to environmental, social and governance (“ESG”) factors and issuer engagement on ESG matters. The Board considered Federated Hermes’ oversight of the securities lending program for the Federated Hermes Funds that engage in securities lending and noted the income earned by the Federated Hermes Funds that participate in such program. In addition, the Board considered the quality of Federated Hermes’ communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Federated Hermes Funds. The Board also considered that Federated Hermes is responsible for providing the Federated Hermes Funds’ officers.
The Board received and evaluated information regarding Federated Hermes’ regulatory and compliance environment. The Board considered Federated Hermes’ compliance program and compliance history and reports from the CCO about Federated Hermes’ compliance with applicable laws and regulations, including responses to regulatory developments and any compliance or other issues raised by regulatory agencies. The Board also noted Federated Hermes’ support of the Federated Hermes Funds’ compliance control structure and the compliance-related resources devoted by Federated Hermes in support of the Fund’s obligations pursuant to Rule 38a-1 under the Investment Company Act of 1940, including Federated Hermes’ commitment to respond to rulemaking and other regulatory initiatives of the SEC. The Board considered Federated Hermes’ approach to internal audits and risk management with respect to the Federated Hermes
Annual Shareholder Report

Funds and its day-to-day oversight of the Federated Hermes Funds’ compliance with their investment objectives and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led, and continue to lead, to an increase in the scope of Federated Hermes’ oversight in this regard, including in connection with the implementation of new rules on derivatives risk management and fair valuation.
The Board also considered the implementation of Federated Hermes’ business continuity plans. In addition, the Board noted Federated Hermes’ commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes due to the market, regulatory and control environments in which the Fund and its service providers operate.
The Board considered Federated Hermes’ efforts to provide shareholders in the Federated Hermes Funds with a comprehensive array of funds with different investment objectives, policies and strategies. The Board considered the expenses that Federated Hermes had incurred, as well as the entrepreneurial and other risks assumed by Federated Hermes, in sponsoring and providing on-going services to new funds to expand these opportunities for shareholders. The Board noted the benefits to shareholders of being part of the family of Federated Hermes Funds, which include the general right to exchange investments between the same class of shares without the incurrence of additional sales charges.
Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided by the Adviser to the Fund.
Fund Investment Performance
The Board considered the investment performance of the Fund. In evaluating the Fund’s investment performance, the Board considered performance results in light of the Fund’s investment objective, strategies and risks. The Board considered detailed investment reports on, and the Adviser’s analysis of, the Fund’s performance over different time periods that were provided to the Board throughout the year and in connection with the May Meetings.
For the one-year, three-year and five-year periods ended December 31, 2022, the Fund outperformed its benchmark index.
Based on these considerations, the Board concluded that it had continued confidence in the Adviser’s overall capabilities to manage the Fund.
Fund Expenses
The Board considered that the Adviser does not charge an investment advisory fee to this Fund for its services and has agreed to reimburse the Fund’s expenses so that total operating expenses are zero. Because the Adviser does not charge the Fund an investment advisory fee and the Fund’s total operating expenses will remain at zero due to reimbursement of expenses, the Board noted that it did not consider fee comparisons to other registered funds or other types of clients of Federated Hermes to be relevant to its evaluation.
Profitability
The Board received and considered profitability information furnished by Federated Hermes. The Board considered that the Adviser does not charge an investment advisory fee to the Fund and noted, therefore, that the Adviser does not profit from providing advisory services to the Fund under the Contract.
The Board also reviewed information compiled by Federated Hermes comparing its profitability information to other publicly held fund management companies, including information regarding profitability trends over time. The Board recognized that profitability comparisons among fund management companies are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund management company is affected by numerous factors. The Board considered the CCO’s conclusion that, based on such profitability information, Federated Hermes’ profit margins did not appear to be excessive. The Board also considered the CCO’s view that Federated Hermes appeared financially sound, with the resources necessary to fulfill its obligations under its contracts with the Federated Hermes Funds.
Economies of Scale
Because of the distinctive nature of the Fund as primarily an internal product with an advisory fee of zero, the Board noted that it did not consider the assessment of whether economies of scale would be realized if the Fund were to grow to a sufficient size to be particularly relevant to its evaluation.
Other Benefits
The Board considered information regarding the compensation and other ancillary (or “fall-out”) benefits that Federated Hermes derived from its relationships with the Federated Hermes Funds.
The Board noted that, although an affiliate of the Adviser charges the Fund an administrative services fee and also the affiliate is entitled to reimbursement for certain out-of-pocket expenses incurred in providing administrative services to the Fund, Federated Hermes reimburses all such fees and expenses to the Fund.
Annual Shareholder Report

In connection with the Board’s governance of other Federated Hermes Funds, the Board noted that, in addition to receiving advisory fees under the Federated Hermes Funds’ investment advisory contracts, Federated Hermes’ affiliates also receive fees for providing other services to the Federated Hermes Funds under separate service contracts including for serving as the Federated Hermes Funds’ administrator and distributor. In this regard, the Board considered that certain of Federated Hermes’ affiliates provide distribution and shareholder services to the Federated Hermes Funds, for which they may be compensated through distribution and servicing fees paid pursuant to Rule 12b-1 plans or otherwise. The Board also received and considered information detailing the benefits, if any, that Federated Hermes may derive from its receipt of research services from brokers who execute portfolio trades for the Federated Hermes Funds.
Conclusions
The Board considered: (i) the CCO’s conclusion that his observations and the information accompanying the CCO Fee Evaluation Report show that the management fee for the Fund is reasonable; and (ii) the CCO’s recommendation that the Board approve the management fee. The Board noted that, under these circumstances, no changes were recommended to, and no objection was raised to the continuation of, the Contract by the CCO. The CCO also recognized that the Board’s evaluation of the Federated Hermes Funds’ advisory and sub-advisory arrangements is a continuing and ongoing process that is informed by the information that the Board requests and receives from management throughout the course of the year and, in this regard, the CCO noted certain items for future reporting to the Board or further consideration by management as the Board continues its ongoing oversight of the Federated Hermes Funds.
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Board, and the evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the continuation of the Contract. The Board based its determination to approve the Contract on the totality of the circumstances and relevant factors and with a view of past and future long-term considerations. Not all of the factors and considerations identified above were necessarily deemed to be relevant to the Fund, nor did the Board consider any one of them to be determinative.
Annual Shareholder Report

Liquidity Risk Management Program–
Annual Evaluation of Adequacy and Effectiveness
In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Federated Hermes Managed Pool Series (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for Federated Hermes International Bond Strategy Portfolio (the “Fund” and, collectively with the other non-money market open-end funds advised by Federated Hermes, the “Federated Hermes Funds”). The Program seeks to assess and manage the Fund’s liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that the Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has approved the designation of each Federated Hermes Fund’s investment adviser as the administrator for the Program (the “Administrator”) with respect to that Fund. The Administrator, in turn, has delegated day-to-day responsibility for the administration of the Program to multiple Liquidity Risk Management Committees, which are comprised of representatives from certain divisions within Federated Hermes.
The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.
At its meetings in May 2023, the Board received and reviewed a written report (the “Report”) from the Federated Hermes Funds’ Chief Compliance Officer and Chief Risk Officer, on behalf of the Administrator, concerning the operation of the Program for the period from April 1, 2022 through March 31, 2023 (the “Period”). The Report addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation, including, where applicable, the operation of any HLIM established for a Federated Hermes Fund. There were no material changes to the Program during the Period. The Report summarized the operation of the Program and the information and factors considered by the Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Federated Hermes Funds. Such information and factors included, among other things:
◾ confirmation that it was not necessary for the Fund to utilize, and the Fund did not utilize, any alternative funding sources that were available to the Federated Hermes Funds during the Period, such as the Federated Hermes Funds’ interfund lending facility, redemptions in-kind, reverse repurchase agreement transactions, redemptions delayed beyond the normal T+1 settlement but within seven days of the redemption request, and committed lines of credit;
◾ the periodic classifications of the Fund’s investments into one of four liquidity categories and the methodologies and inputs used to classify the investments, including the Fund’s reasonably anticipated trade size;
◾ the analysis received from a third-party liquidity assessment vendor that is taken into account in the process of determining the liquidity classifications of the Fund’s investments, and the results of the Administrator’s evaluation of the services performed by the vendor in support of this process, including the Administrator’s view that the methodologies utilized by the vendor continue to be appropriate;
◾ the fact that the Fund invested primarily in highly liquid investments during the Period and, therefore, was not required to establish, and has not established, an HLIM and the operation of the procedures for monitoring the status of the Fund as investing primarily in highly liquid investments;
◾ the fact that the Fund invested no more than 15% of its assets in illiquid investments during the Period, and the operation of the procedures for monitoring this limit;
◾ the fact that there were no liquidity events during the Period that materially affected the Fund’s liquidity risk;
◾ the impact on liquidity and management of liquidity risk, if any, caused by extended non-U.S. market closures and confirmation that there were no issues for any of the affected Federated Hermes Funds in meeting shareholder redemptions at any time during these temporary non-U.S. market closures.
Based on this review, the Administrator concluded that the Program is operating effectively to assess and manage the Fund’s liquidity risk, and that the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund’s liquidity developments.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund’s portfolio, as well as a report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30, are available, without charge and upon request, by calling 1-800-341-7400, Option #4. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record Report (Form N-PX) link associated with the Fund at FederatedHermes.com/us/FundInformation. Select a product name, then click “Documents” and click on “Proxy Voting Record Report.” Form N-PX filings are also available at the SEC’s website at sec.gov.
Quarterly Portfolio Schedule
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information at FederatedHermes.com/us. Select a product name, then click “Documents” and select “Form N-PORT.”
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund’s Private Offering Memorandum, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Hermes International Bond Strategy Portfolio

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31421P308
41523 (1/24)
© 2024 Federated Hermes, Inc.

Item 2.	Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item: Thomas M. O'Neill and John S. Walsh.

Item 4.	Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 – $160,527

Fiscal year ended 2022 - $148,846

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2023 - $0

Fiscal year ended 2022 - $0

Amount requiring approval of the registrant’s Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $78,852 and $76,302 respectively. Fiscal year ended 2023- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2022- Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate to management its responsibilities to pre-approve services performed by the independent auditor.

The Audit Committee has delegated pre-approval authority to its chairman (the “Chairman”) for services that do not exceed a specified dollar threshold. The Chairman or Chief Audit Executive will report any such pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain audit services; with limited exception, all other audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the RIC’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved certain audit-related services; all other audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide tax services to the RIC such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain tax services; with limited exception, all tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of permissible services other than audit, review or attest services the pre-approval requirement is waived if:

(1)               With respect to such services rendered to the Funds, the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the audit client to its accountant during the fiscal year in which the services are provided; and,

(2)               With respect to such services rendered to the Fund’s investment adviser ( the “Adviser”)and any entity controlling, controlled by to under common control with the Adviser such as affiliated non-U.S. and U.S. funds not under the Audit Committee’s purview and which do not fall within a category of service which has been determined by the Audit Committee not to have a direct impact on the operations or financial reporting of the RIC, the aggregate amount of all services provided constitutes no more than five percent of the total amount of revenues paid to the RIC’s auditor by the RIC, its Adviser and any entity controlling, controlled by, or under common control with the Adviser during the fiscal year in which the services are provided; and

(3)               Such services were not recognized by the issuer or RIC at the time of the engagement to be non-audit services; and

(4)               Such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services which qualify for pre-approval and which it believes are routine and recurring services, and would not impair the independence of the auditor.

The Securities and Exchange Commission’s (the “SEC”) rules and relevant guidance should be consulted to determine the precise definitions of these services and applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Accounting Officer and/or the Chief Audit Executive of Federated Hermes, Inc., only after those individuals have determined that the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 - 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2023 – 0%

Fiscal year ended 2022 – 0%

Percentage of services provided to the registrant’s Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)     NA

(g)     Non-Audit Fees billed to the registrant, the registrant’s Adviser, and certain entities controlling, controlled by or under common control with the Adviser:

Fiscal year ended 2023 - $283,012

Fiscal year ended 2022 - $219.528

(h)       The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

Not Applicable

Item 6.	Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10.	Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11.	Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not Applicable

Item 13.	Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Hermes Managed Pool Series

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 23, 2024

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 23, 2024